Exhibit 99.1

                   Eagle Rock Energy Partners, L.P.
        Reports Results for Fourth Quarter and Full Year 2006


    HOUSTON--(BUSINESS WIRE)--April 2, 2007--Eagle Rock Energy
Partners, L.P. (Nasdaq:EROC) today reported its financial results for the fourth quarter and full year ended December 31, 2006.

    For the fourth quarter of 2006, the Partnership reported $115.7 million of revenues as compared to $57.4 million for the fourth quarter of 2005. Total revenues for the year ended December 31, 2006 were $478.4 million as compared to total revenues of $73.7 million for the year ended December 31, 2005.

    The Partnership reported a net loss of $11.7 million for the fourth quarter of 2006, compared to net income of $3.2 million for the same period in 2005. Net loss for the fourth quarter of 2006 included a $4.8 million net loss for unrealized risk management activities as compared to an $8.9 million net gain for the fourth quarter of 2005. Additionally, during the fourth quarter of 2006, the Partnership recorded a pre-tax $6.0 million expense related to the termination of an advisory services agreement, which contributed to the net loss reported. Net loss for the year ended December 31, 2006 was $23.3 million as compared to net income of $2.7 million for the year ended December 31, 2005. Included in net loss for 2006 was $23.5 million net loss of unrealized risk management activities as compared to $8.9 million of net gains for unrealized risk management activities in 2005, in addition to the pre-tax expense attributable to the $6.0 million expense related to the termination of an advisory services agreement.

    Adjusted EBITDA for the fourth quarter of 2006 was $19.0 million, which was in the guidance range the Partnership reported earlier. For the fourth quarter of 2005, adjusted EBITDA was $3.1 million. Adjusted EBITDA for the year ended December 31, 2006 was $81.2 million as compared to $3.4 million for the year ended December 31, 2005.

    The increase in revenues and adjusted EBITDA for the fourth quarter of 2006 as compared to the previous year's fourth quarter reflects the impact from a full quarter inclusion of the Panhandle Texas acquisition (assets acquired December 1, 2005) and the Brookeland and MGS acquisitions during 2006. The improvement in results also reflects the impact of the organic growth projects during the year including the first phase of the Tyler County Pipeline project, as well as the growth from the well attachment programs during the year.

    The Partnership also announced the filing of its Annual Statement on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission.

    Eagle Rock will host a conference call to discuss financial results and the previously announced potential acquisitions, financing and organizational changes on Wednesday, April 4, 2007, at 9 a.m. CT (10 a.m. ET). Interested parties may listen live over the Internet or via telephone. To participate live over the Internet, log on to the Partnership's Web site at www.eaglerockenergy.com. To participate by telephone, the call in number is 866-356-3377, confirmation code 32523357. Please call five to 10 minutes prior to the scheduled start time.

    An audio replay of the conference call will also be available for seven days by dialing 888-286-8010, confirmation code 58050693. A replay and transcript will also be available by accessing the Partnership's Web site.

    Eagle Rock Energy Partners, L.P. is a growth-oriented midstream energy partnership engaged in the business of gathering, compressing, treating, processing, transporting and selling natural gas and fractionating and transporting natural gas liquids in Texas and Louisiana. Its corporate office is located in Houston, Texas.

    Adjusted EBITDA is defined as net income (loss) plus income tax, interest-net, depreciation and amortization expense, other non-cash operating expenses less non realized revenues risk management loss
(gain) activities and less net income from discontinued operations.

    This press release may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership, which may cause the partnership's actual results to differ materially from those implied or expressed by the forward-looking statements.


                   Eagle Rock Energy Partners, L.P.
                Consolidated Statements of Operations

                            Quarter    Quarter   Year Ended Year Ended
                              Ended      Ended
                           December   December   December   December
                            31, 2006   31, 2005   31, 2006   31, 2005
                           ---------- ---------- ---------- ----------
($ in thousands)

REVENUE:

   Natural gas liquids
    sales                    $52,730    $17,284   $234,354    $29,192
   Natural gas sales          48,396     25,438    195,146     26,463
   Condensate                 12,783      1,117     57,411      4,266
   Gathering, compression
    and processing fees        4,367      6,070     14,862      6,247
   Gain (loss) on risk
    management instruments    (2,795)     7,308    (24,004)     7,308
   Other                         185        214        621        214
                           ---------- ---------- ---------- ----------
     Total Revenue           115,666     57,431    478,390     73,690

COSTS AND EXPENSES:
   Cost of natural gas and
    natural gas liquids      $88,699    $41,530   $377,580    $55,272
   Operations and
    maintenance                9,013      2,085     32,905      2,955
   General and
    administrative             4,052      3,364     13,161      4,765
   Advisory termination
    fee                        6,000          -      6,000          -
   Depreciation and
    amortization              11,762      3,310     43,220      4,088
                           ---------- ---------- ---------- ----------
     Total Costs and
      Expenses               119,526     50,289    472,866     67,080

OPERATING INCOME (LOSS):     $(3,860)    $7,142     $5,524     $6,610

Other Income (Expense):
   Interest and other
    income                       321      1,770        996        171
   Interest and other
    expense                   (7,675)    (5,693)   (28,604)    (4,031)
                           ---------- ---------- ---------- ----------

INCOME (LOSS) BEFORE
 INCOME TAXES               $(11,214)    $3,219   $(22,084)    $2,750

   Income tax provision          486          -      1,230          -

                           ---------- ---------- ---------- ----------
NET INCOME (LOSS)           $(11,700)    $3,219   $(23,314)    $2,750
                           ========== ========== ========== ==========


                   Eagle Rock Energy Partners, L.P.
                     Consolidated Balance Sheets
                           ($ in thousands)

                                              December 31,December 31,
                                                 2006        2005
                                              ------------------------
Assets
   Current assets:
       Cash and cash equivalents                  $10,581     $19,372
       Accounts receivable                         43,567      43,557
       Risk management assets                      13,837      21,830
       Prepayments and other current assets         2,679       1,277
                                              ------------------------
          Total current assets                     70,664      86,036

   Property plant and equipment - net             554,063     441,588
   Intangible assets - net                        130,001     115,000
   Risk management assets                          17,373      44,023
   Other assets                                     7,800      14,012

                                              ------------------------
   Total assets                                  $779,901    $700,659
                                              ========================


Liabilities and Members' Equity
   Current liabilities:
       Accounts payables                          $49,558     $43,401
       Distributions payable - affiliate                -       5,000
       Accrued liabilities                          7,996       2,324
       Risk management liabilities                  1,005       2,260
       Current maturities of long-term debt             -       3,866
                                              ------------------------
          Total current liabilities                58,559      56,851

   Long-term debt                                 405,731     404,600
   Asset retirement obligations                     1,819         679
   Deferred tax liability                           1,229           -
   Risk management liabilities                     20,576      30,433

   Members' equity
       Common unit holders                        116,283     208,013
       Subordinated unit holders                  176,248           -
       General partner                               (544)         83
                                              ------------------------
          Total members' equity                   291,987     208,096


                                              ------------------------
Total Liabilities and Members' Equity            $779,901    $700,659
                                              ========================


Press Release
Supplemental Financial Information
                   Eagle Rock Energy Partners, L.P.
                        Results of Operations

($ in thousands)            Three Months Ended        Twelve Months
                                                           Ended
                       ---------------------------- ------------------
                       Dec 2006  Sept 2006 Dec 2005 Dec 2006  Dec 2005
                       --------- --------- -------- --------- --------

Sales of natural gas,
 NGLs and condensate   $113,909  $132,830  $43,839  $486,911  $59,921

Gathering and treating
 services                 4,367     4,549    6,070    14,862    6,247

Risk management
 instrument-realized
 transactions             2,180      (449)       -     2,302        -

Risk management
 instrument-unrealized   (4,975)   14,480    7,308   (26,306)   7,308

Other revenues              185       109      214       621      214
                       --------- --------- -------- --------- --------

   Total operating
    revenues            115,666   151,519   57,431   478,390   73,690
                       --------- --------- -------- --------- --------

Purchase of natural
 gas and NGLs            88,699   100,645   41,530   377,580   55,272

                       --------- --------- -------- --------- --------
   Segment Profit        26,967    50,874   15,901   100,810   18,418
                       --------- --------- -------- --------- --------

Operation and
 maintenance expense      9,013     9,227    2,085    32,905    2,955

General and
 administrative
 expense                  4,052     2,965    3,364    13,161    4,765

Depreciation and
 amortization expense    11,762    11,244    3,310    43,220    4,088

Interest- net
 including realized
 risk management
 instrument               7,490     7,881    5,522    30,383    5,459

Unrealized risk
 management interest
 related instrument        (136)    6,449   (1,599)   (2,775)  (1,599)

Advisory termination
 fee                      6,000         -        -     6,000        -

Income tax provision        486       236        -     1,230        -

                       --------- --------- -------- --------- --------
   Net Income          $(11,700)  $12,872   $3,219  $(23,314)  $2,750
                       ========= ========= ======== ========= ========

                       --------- --------- -------- --------- --------
   Adjusted EBITDA      $19,019   $24,202   $3,144   $81,192   $3,390
                       --------- --------- -------- --------- --------


GAAP to Non GAAP Reconciliations

Segment Profit reconciliation to Net Income (Loss):

                            Three Months Ended        Twelve Months
                                                           Ended
                        --------------------------- ------------------
                        Dec 2006   Sept    Dec 2005 Dec 2006  Dec 2005
                                    2006
                        --------- -------- -------- --------- --------
Segment Profit           $26,967  $50,874  $15,901  $100,810  $18,418
Less
Operation and
 maintenance expense       9,013    9,227    2,085    32,905    2,955
General and
 administrative expense    4,052    2,965    3,364    13,161    4,765
Depreciation and
 amortization expense     11,762   11,244    3,310    43,220    4,088
Interest- net including
 realized risk
 management instrument     7,490    7,881    5,522    30,383    5,459
Advisory termination
 fee                       6,000        -        -     6,000        -
Unrealized risk
 management interest
 related instrument         (136)   6,449   (1,599)   (2,775)  (1,599)
Income tax provision         486      236        -     1,230        -
                        --------- -------- -------- --------- --------
   Net income (loss) as
    reported            $(11,700) $12,872   $3,219  $(23,314)  $2,750


Adjusted EBITDA
 reconciliation to Net
 Income (Loss):

                            Three Months Ended        Twelve Months
                                                           Ended
                        --------------------------- ------------------
                        Dec 2006   Sept    Dec 2005 Dec 2006  Dec 2005
                                    2006
                        --------- -------- -------- --------- --------
Adjusted EBITDA          $19,019  $24,202   $3,144   $81,192   $3,390
Less
Income tax provision         486      236        -     1,230        -
Interest- net including
 realized risk
 management instrument     7,490    7,881    5,522    30,383    5,459
Unrealized risk
 management interest
 related instrument         (136)   6,449   (1,599)   (2,775)  (1,599)
Depreciation and
 amortization expense     11,762   11,244    3,310    43,220    4,088
Restricted units
 amortization expense        142        -        -       142        -
Advisory termination
 fee                       6,000        -        -     6,000        -
Plus
Risk management
 instrument-unrealized    (4,975)  14,480    7,308   (26,306)   7,308
                        --------- -------- -------- --------- --------
   Net income (loss) as
    reported            $(11,700) $12,872   $3,219  $(23,314)  $2,750



                                               2006 Quarter Ended
                                            December 31  September 30
                                           ------------- -------------
Operational Information

   Gathering volumes-                           230,920       236,164
      mmcf/d average

   NGL total equity gallons                  18,149,163    18,822,228

   Condensate total equity barrels              239,835       226,644

   Natural gas short position-                   (5,077)       (5,098)
     mmbtu/d average


Key Index prices - average

   Oil                                           $60.19        $70.62

   NGL - average pricing/gallon                   $0.96         $1.10

   Natural gas                                    $6.56         $6.58


    CONTACT: Eagle Rock Energy Partners, L.P., Houston
             Investor Relations
             Richard FitzGerald, 281-408-1203